     As filed with the Securities and Exchange Commission on June 4, 1998



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 4, 1998
                                                 -------------------------------


Commission File Number:     001-11656
                        -----------------------------------


                        GENERAL GROWTH PROPERTIES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                                        42-1283895
--------------------------------------------------------------------------------
(State or other jurisdiction                            (I.R.S. Employer
        of incorporation)                            Identification Number)



110 NORTH WACKER, CHICAGO, ILLINOIS                         60606
--------------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip Code)


                                (312) 960-5000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On June 4, 1998, General Growth Properties, Inc., a real estate investment trust organized under the laws of the State of Delaware (the "Company"), entered into an Underwriting Agreement with Lehman Brothers Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and SBC Warburg Dillon Read Inc. relating to the issuance and sale by the Company of 12,000,000 depositary shares (the "Depositary Shares"), each representing 1/40 of a share of 7.25% Preferred Income Equity Redeemable Stock, Series A, par value $100 per share, (the "Series A Preferred Stock"), of the Company (the "Firm Offered Securities"), plus an additional 1,800,000 such Depositary Shares, the issuance and sale of which is subject to the exercise of an overallotment option (the "Additional Offered Securities" and, together with the Firm Offered Securities, the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-37247).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits - See Exhibit Index

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GENERAL GROWTH PROPERTIES, INC.



                              By:      /s/ Bernard Freibaum
                                 ------------------------------------------
                                     Name:  Bernard Freibaum
                                     Title: Executive Vice President and
                                            Chief Financial Officer

DATE:  June 4, 1998

                                 EXHIBIT INDEX

1.1 Underwriting Agreement, dated June 4, 1998, between the Company and Lehman Brothers Inc., as representative of Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and SBC Warburg Dillon Read Inc.

4.1  Form of Certificate of Designations relating to the Series A Preferred
     Stock

4.2  Form of Series A Preferred Stock Certificate

4.3  Form of Depositary Receipt for the Company's Depositary Shares (included in
     Exhibit 4.4)

4.4 Form of Deposit Agreement among the Company, Norwest Bank Minnesota, N.A., as depositary, and the holders of the Depositary Receipts

5.1  Validity Opinion of Sullivan & Cromwell, dated June 4, 1998

8.1  Tax Opinion of Neal, Gerber & Eisenberg, dated June 4, 1998

23.1 Consent, dated June 4, 1998, of Sullivan & Cromwell (included in
     Exhibit 5.1)

23.2 Consent, dated June 4, 1998, of Neal, Gerber & Eisenberg (included in
     Exhibit 8.1)